UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: (Date of Earliest Event Reported): December 7, 2022

THE ARENA GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	1-12471	68-0232575
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 VESEY STREET, 24TH FLOOR
NEW YORK, new york	10281
(Address of principal executive offices)	(Zip code)

212-321-5002

(Registrant’s telephone number including area code)

(Former name or former address if changed since last report)

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AREN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 7, 2022, The Arena Media Brands, LLC (the “Subsidiary”), a Delaware limited liability company and a wholly-owned subsidiary of The Arena Group Holdings, Inc. (the “Company”), entered into an asset purchase agreement with A360 Media, LLC, a Delaware limited liability company (“A360”), and Weider Publications, LLC, a Delaware limited liability company and a wholly-owned subsidiary of A360 (together with A360, the “Seller Parties,” and such agreement, the “Purchase Agreement”).

Pursuant to the terms and subject to the satisfaction of the conditions set forth in the Purchase Agreement, the Subsidiary will purchase and assume from the Seller Parties, and the Seller Parties will sell, transfer, convey, assign and deliver to the Subsidiary, certain assets and liabilities of the Seller Parties related to the digital media operations of Men’s Journal and other men’s active lifestyle brands (as further set forth and described in the Purchase Agreement, the “Acquisition”) for (i) an aggregate purchase price of $25.0 million, of which $23.0 million will be paid in cash at closing, $1.0 million was paid in November 2022, and $1.0 million will be deposited into an escrow account to be released in accordance with the terms of the Purchase Agreement, subject to adjustments for any indemnification payments, plus (ii) additional deferred payments totaling approximately $3.5 million, which will be paid in equal monthly installments over 27 months.

The Purchase Agreement contains customary representations, warranties, covenants and agreements by the Subsidiary and the Seller Parties. The closing of the transactions contemplated by the Purchase Agreement is anticipated to occur on December 15, 2022 and is subject to customary closing conditions as further set forth in the Purchase Agreement. The Purchase Agreement also provides customary termination rights to each of the parties.

The Company intends to consummate the Acquisition and to repay approximately $5.9 million of its existing delayed draw term notes due December 31, 2022 (the “Existing Notes”) through the issuance of up to $36.0 million aggregate principal amount of senior secured notes (the “Bridge Notes”) pursuant to a Third Amended and Restated Note Purchase Agreement to be entered into on or about December 15, 2022, by and among the Company, the subsidiary guarantors party thereto, BRF Finance Co., LLC, as agent and purchaser, and the other purchasers from time to time party thereto.

The foregoing description of the Purchase Agreement is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which will be filed as an exhibit with the earlier of an Item 2.01 Current Report on Form 8-K or the Company’s Annual Report on Form 10-K for the year ending December 31, 2022.

Item 7.01. Regulation FD Disclosure.

On December 13, 2022, the Company issued an updated investor deck, which can be accessed on the Company’s website at https://investors.thearenagroup.net/events-and-presentations/presentations. Information on the Company’s website does not constitute a part of this Current Report on Form 8-K.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On December 13, 2022, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include, but are not limited to, statements regarding the expected timing for completion of the Acquisition and the anticipated timing for and issuance of the Bridge Notes to consummate the Acquisition and repay the Existing Notes. You can identify these statements by the use of terminology such as “believe”, “expect”, “will”, “should”, “could”, “estimate”, “anticipate” or similar forward-looking terms. You should not rely on these forward-looking statements as they involve risks and uncertainties that may cause actual results to vary materially from the forward-looking statements. Factors that might contribute to such differences include, among others, the possibility that the closing conditions of the Acquisition may not be satisfied or waived; and delay in closing the Acquisition or the possibility of non-consummation of the Acquisition. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to the Company’s business in general, please refer to the “Risk Factors” section of the Company’s Securities and Exchange Commission filings, including the Company’s most recent Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not give any assurance that it will achieve its expectations. The Company undertakes no obligation to update any of these forward-looking statements for any reason after the date of this communication or to conform these statements to actual results or revised expectations, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

99.1	Press Release, dated December 13, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2022	THE ARENA GROUP HOLDINGS, INC.

	By:	/s/ Douglas B. Smith
	Name:	Douglas B. Smith
	Title:	Chief Financial Officer